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                                                                   EXHIBIT 10.46


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 3rd day of February 2000, by and among BroadbandNOW, Inc., a Delaware corporation (the "Company") and DOTCOM Limited Partnership (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser and the Company are parties to that certain Subscription Agreement, dated as of February 3, 2000, whereby the Purchaser shall purchase, and the Company shall issue and sell, Warrants to purchase an aggregate of 150,000 shares of Class A Common Stock, par value $0.001 per share, of the Company (the "Warrant"); and

         WHEREAS, in connection with the purchase of the Warrants, the Company desires to grant to the Purchaser certain registration rights.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  (b) "Common Stock" shall mean the Company's Class A Common Stock, par value $0.001 per share, as authorized on the date of this Agreement or class of common stock issued in exchange therefor.

                  (c) "Conversion Shares" shall mean the shares of Common Stock issued or issuable upon the exercise of the Warrants.

                  (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (e) "Forms S-1, S-2, S-3 and S-4" shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

                  (f) "Initial Public Offering" shall mean the initial underwritten offering by the Company for its own account of Common Stock under the Securities Act.


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                  (g) "Person" shall mean an individual, a corporation, a
partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government or any agency or political subdivision thereof.

                  (h) "Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock as designated in its Certificate of Designation.

                  (i) "Preferred Rights Agreement" shall mean the First Amended and Restated Registration Rights Agreement dated January 25, 2000 between the Company and the holders of Preferred Stock.

                  (j) "Register," "registered" and "registration" refers to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

                  (k) "Registrable Securities" shall mean (i) Conversion Shares held by (x) the Purchaser, (y) a permitted purchaser of the Warrants pursuant to its terms, or (z) a Person to whom registration rights have been properly transferred and (ii) all shares of Common Stock issued by the Company in respect of the Warrants.

                  (l) "Required Demand Amount" shall mean at least the total number of Conversion Shares and shares of Common Stock issued by the Company in respect of such shares for exercise in whole of the Warrant initially issued for 100,000 shares of Common Stock.

                  (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. REQUIRED REGISTRATION.

                  (a) Subject to the provisions of Section 4 hereof, the Purchaser may request the Company in writing to effect under the Securities Act a registration, stating the number of shares of Registrable Securities to be disposed of by such Purchaser and the intended method of disposition; provided, however, that the number of shares requested to be registered by the Purchaser is at least the Required Demand Amount and the Company can effect such registration on Form S-3.

                  (b) Subject to the limitations set forth in Section 4 hereof, the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Securities specified in the request of the Purchaser; provided, however, that the number of shares requested to be registered by the Purchaser is at least the Required Demand Amount and the Company can effect such registration on Form S-3.

         3. REGISTRATION PROCEDURES. Whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect promptly the registration of shares of Registrable Securities, the Company will use commercially reasonable efforts to :


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                  (a) prepare and file with the Commission (i) a registration statement on Form S-3 with respect to such Registrable Securities, if the Company meets such eligibility requirements; provided, however, if for any reason, the Company does not qualify for Form S-3 within 18 months of registration of the Company's Common Stock under the Exchange Act, then Company shall file a registration statement on Form S-1 or, if eligible, Form S-2 and
(ii) such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for the period necessary to complete the proposed distribution; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus;

                  (b) keep such registration statement continuously effective for the period necessary to complete the proposed distribution but for no longer than one hundred eighty (180) days subsequent to the effective date of such registration; upon the occurrence of any event that would cause the registration statement or the prospectus contained therein to contain a material misstatement or omission, the Company shall use commercially reasonable efforts to file as promptly as practicable an appropriate amendment to such registration statement correcting any such misstatement or omission;

                  (c) advise the underwriter(s), if any, and selling Purchaser promptly and, if requested by such Persons, to confirm such advice in writing,
(i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;


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                  (d) furnish to the selling Purchaser and each of the
underwriter(s), if any, before filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus, and the Company will not file the registration statement or prospectus or any amendment or supplement to any registration statement or prospectus to which the selling Purchaser of Registrable Securities covered by such registration statement or the underwriter(s), if any, shall reasonably object within three (3) business days after the receipt thereof;

                  (e) if requested by the selling Purchaser or the underwriter(s), if any, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Purchaser and underwriter(s), if any, may reasonably request to have included therein, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (f) furnish to the selling Purchaser and each of the underwriter(s), if any, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (g) deliver to the selling Purchaser and each of the underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the prospectus and any amendment or supplement thereto by the selling Purchaser and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                  (h) prior to any public offering of Registrable Securities, the Company shall register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Purchaser or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                  (i) cooperate with the selling Purchaser and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Purchaser or the underwriter(s),


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if any, may reasonably request prior to any sale of Registrable Securities made by such underwriter(s);

                  (j) if any fact or event contemplated by clause (c)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (k) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                  (l) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of the Securities Act and Rule 158 thereunder (which need not be audited) for the twelve-month period
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement;

                  (m) enter into such customary agreements (including an underwriting agreement in customary form with provisions as may be reasonably required by the managing underwriter, if any, in order to expedite or facilitate the disposition of such Registrable Securities);

                  (n) make available for inspection by the selling Purchaser of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all relevant financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement or
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each Holder of Registrable Securities and Inspector agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;


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                  (o) obtain a cold comfort letter from the Company's
independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the selling Purchaser may reasonably request; and

                  (p) the Company will give the selling Purchaser of Registrable Securities registered under such registration statement, the underwriter, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing the selling Purchaser, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such selling Purchaser and such underwriters' respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

         4. LIMITATIONS ON REQUIRED REGISTRATIONS.

                  (a) The Company shall not be required to effect more than one registration pursuant to Section 2 hereof.


                  (b) The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit or incentive plan or securities for a transaction on a Form S-4) to be initiated after a registration requested pursuant to Section 2 hereof and to become effective less than ninety (90) days after the effective date of any registration requested pursuant to Section 2 hereof.

                  (c) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting pursuant to this Agreement or other agreements with the Company, or shares offered by the Company may be included in the registration. Notwithstanding the provisions of Sections 2(b) and 4(b) hereof, if the underwriter determines that (i) marketing factors require a limitation of the total number of shares to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares in the underwriting, then the number of shares to be included in the registration and underwriting shall be reduced in whole or in part by the underwriter so long as such limitation is applied on a pro rata basis with respect to all shares proposed or requested to be registered in the underwriting. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company disapproves of any such underwriting, the Company may elect to withdraw its shares therefrom by written notice to the Purchaser and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                  (d) If at the time of any request to register Registrable Securities pursuant to Section 2 hereof, the Company is engaged, or has fixed plans to engage within ninety (90) days of the time of the request in a registered public offering, then the Company may at its option


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direct that such request be delayed for a period not in excess of six months from the effective date of such offering.

                  (e) The Company shall not be required to effect a registration pursuant to Section 2 hereof until the earlier to occur of: (i) 18 months after an Initial Public Offering if the Company obtains the requisite approval of the holders of the Preferred Stock for such registration, or (ii) ninety (90) days after a public offering for the account of the holders of Common Stock issued or issuable to such holders of the Company's Preferred Stock (the "Preferred Offering"). If a Preferred Offering has not occurred within 18 months after an Initial Public Offering, the Company agrees to use its best efforts to obtain the consent referred to in clause (i) in the previous sentence.

         5. INCIDENTAL REGISTRATION. At any time, (i) commencing one hundred eighty (180) days after an Approved Offering (as defined in the Preferred Rights Agreement) or (ii) subject to the Preferred Rights Agreement, if the Company proposes to register any of its shares of Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit or incentive plan or securities for a transaction on a Form S-4) for its own account or in a Preferred Offering, it will each such time give written notice to Purchaser of its intention so to do. Upon the written request of Purchaser given within 10 days after receipt of any such notice (stating the number of shares of Registrable Securities to be disposed of by Purchaser), the Company will use commercially reasonable efforts to cause all shares of Registrable Securities to be sold to be registered under the Securities Act so as to permit the disposition on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration by such holders of the shares so registered, subject, however, to the limitations set forth in the Preferred Rights Agreement and Section 6 hereof.

         6. LIMITATIONS ON INCIDENTAL REGISTRATION. Notwithstanding any provision of Section 5 hereof, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares of Registrable Securities to be included in the registration and underwriting. The Company shall so advise the Purchaser, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be reduced in whole or in part by the underwriter. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If Purchaser disapproves of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

         7. DESIGNATION OF UNDERWRITER. The Company shall have the right to designate the managing underwriter in any underwritten offering.


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         8. COOPERATION BY PURCHASER.

                  (a) Purchaser will furnish to the Company such information as the Company may reasonably require from Purchaser in connection with the registration statement (and the prospectus included therein).

                  (b) Purchaser will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Purchaser's request and (ii) such correction or update did not result from the Company's acts or failures to act. At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 3(b) hereof (and any extensions thereof required by the preceding sentence), Purchaser shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and Purchaser shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  (c) Purchaser agrees to provide the Company with written assurances that all sales of Registrable Securities made in connection with a registration that is not underwritten were made in compliance with all applicable securities laws, including, without limitation, the prospectus delivery requirements of Section 5 of the Securities Act or any successor provision and the restrictions of Rules l0b-2, l0b-6 and l0b-7 of the Exchange Act or any successor provisions.

         9. EXPENSES OF REGISTRATION. All expenses incurred in effecting any registration pursuant to this Agreement including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of certified independent public accountants of the Company, shall be borne by the Company, except that (a) all expenses, fees and disbursements of any counsel retained by Purchaser and all underwriting discounts and commissions attributable to Registrable Securities being sold by Purchaser shall be borne by Purchaser and (b) the Company shall not be required to pay for any expenses of the registration proceeding begun pursuant to Section 2 hereof if such registration request is subsequently withdrawn at the request of Purchaser, unless Purchaser agrees to forfeit its rights to a demand registration pursuant to Section 2 hereof. Notwithstanding the foregoing, in the case of the registration requests in which the Company has agreed to pay the Purchaser's expenses pursuant to this Section 9, the Company will pay up to $10,000 per registration request, for expenses, fees and disbursements for legal counsel for the Purchaser.


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         10. INDEMNIFICATION.

                  (a) To the extent permitted by law, the Company will indemnify the Purchaser requesting or joining in a registration, each agent, officer, member and partner and director of such Purchaser, each Person controlling (within the meaning of Section 15 of the Securities Act or any successor provision) such Purchaser and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished to the Company by an instrument duly executed by such Indemnitees and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or any successor provision (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act, provided further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

                  (b) To the extent permitted by law, Purchaser requesting or joining in a registration and each underwriter of the securities so registered will indemnify the Company and its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or any successor provision and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse the Company and each


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other Person indemnified pursuant to this Section 10(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this
Section 10(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by Purchaser or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto provided that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Purchaser or underwriter, as the case may be, which consent shall not be unreasonably withheld.

                  (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided, further, that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 10 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) If for any reason the indemnification provided for in the preceding subsections (a) and (b) of this Section 10 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such preceding subsections, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such unavailability or insufficiency in proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that Purchaser shall not be required to contribute in any amount greater than the dollar amount of the proceeds received by Purchaser with respect to the sale of any Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The reimbursement required by this Section 10 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.


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                  (f) The obligation of the Company under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, or otherwise.

         11. RIGHTS MAY BE GRANTED TO SUBSEQUENT INVESTORS. The Company may grant to subsequent investors in the Company rights of required and incidental registration (such as those provided in Sections 2 and 5 hereof). Such rights may be granted with respect to (i) registrations actually requested by Purchaser pursuant to Section 2 hereof, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Securities requested by Purchaser and (ii) registrations initiated by the Company.

         12. ASSIGNMENT OF REGISTRATION RIGHTS. Except as otherwise provided below, neither party may assign any of its rights and obligations of the parties hereunder without the prior written consent of the other party:

                  (a) Purchaser may assign this Agreement and all its rights and obligations to a transferee who executes a counterpart of this Agreement and agrees to be bound by the agreements, representations and warranties herein and such permitted transferee shall be substituted for Purchaser in the Agreement; but only to a transferee who shall acquire both of the Warrants or all shares of Registrable Securities initially issuable under both of the Warrants and in compliance with applicable securities laws and the terms of the Warrants; or

                  (b) either party may assign this Agreement and all its rights and obligations under this Agreement to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other party.

         Notwithstanding any provision of this Section 12, the registration rights granted to the Purchaser under this Agreement may not be assigned to any Person which, in the Company's reasonable judgment, is a competitor of the Company.

         13. "STAND-OFF" AGREEMENT. In consideration for the Company performing its obligations under this Agreement, Purchaser agrees to enter into an agreement providing that for a period of time (not to exceed one hundred eighty
(180) days) from the effective date of any registration (other than a registration effected solely to implement an employee benefit or incentive plan) of Common Stock (or derivatives thereof) of the Company (upon request of the Company or of the underwriters managing the underwritten offering covered by such registration), such Purchaser shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, other than shares of Registrable Securities included in the registration, without the prior written consent of the Company or such underwriters, as the case may be; provided, however, such Purchaser shall not be obligated to enter into such agreement unless all executive officers and directors of the Company shall have entered into similar agreements.

         14. DELAY OF REGISTRATION. The Purchaser shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         15. TERMINATION OF REGISTRATION RIGHTS. Unless the registration rights granted in this Agreement are terminated earlier, the registration rights shall terminate on the earlier of:

                  (a) June 2, 2006; or

                  (b) with respect to Purchaser, or permissible transferee or assignee of such rights, at such time when such Purchaser or, transferee or assignee owns less than the number of shares of Registrable Securities that could be sold within a single three-month period pursuant to Rule 144.

         16. RULE 144 REQUIREMENTS. If the Company becomes subject to the reporting requirements of the Exchange Act, the Company will file with the Commission such information as the Commission may require to make available Rule 144 under the Securities Act (or any successor exemptive rule).

         17. NOTICES. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section 17) shall be in writing and shall be mailed by first class or certified mail, postage prepaid, sent by a nationally recognized overnight delivery service, or personally delivered, as follows:

                  (a)      If to the Company:

                           BroadbandNOW, Inc.
                           1440 Corporate Drive
                           Irving, Texas  75038
                           Attn:  Matthew Hutchins, Sr., President and CEO

                           with a copy which shall not constitute notice to:

                           King & Spalding
                           1185 Avenue of the Americas
                           New York, New York  10036-4003
                           Attn:  Mark Zvonkovic


                  (b)      If to the Purchaser:

                           DOTCOM Limited Partnership
                           5931 Velasco
                           Dallas, Texas  75206
                           Attn:  Jack Riggs, General Partner
                           with a copy which shall not constitute notice to:

                           Haynes & Boone, LLP
                           901 Main Street, Suite 3100
                           Dallas, Texas  75202-3789
                           Attn:  Gregory R. Samuel

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties.

         18. MODIFICATIONS; WAIVER. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (a) the Company and (b) Purchaser.

         19. REPLACEMENT AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the registration rights contemplated hereby, and supersedes all negotiations, agreements, representations, warranties and commitments relating to the registration rights contemplated hereby, whether in writing or oral, prior to the date hereof.

         20. SUCCESSORS AND ASSIGNS. The Company may not assign or delegate any of its rights or duties under this Agreement. Except as otherwise provided in this Agreement, all of the terms of this Agreement including the agreements, representations and warranties set forth herein shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except that the rights set forth in this Agreement may only be transferred in accordance with Section 12 hereof.

         21. ENFORCEMENT.

                  (a) Remedies at Law or in Equity. If any party shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of such party in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, any party damaged may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such party or to take any one or more of such actions. The prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  (b) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available at law or in equity. No express or implied waiver of any default shall be a waiver of any future or subsequent default. The failure or delay in exercising any rights granted hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right shall not exhaust the same or constitute a waiver of any other right provided herein.

         22. EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

         23. GOVERNING LAW AND SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AS APPLIED TO AGREEMENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS. To the maximum extent practicable, this Agreement will be deemed to call for performance in Dallas County, Texas. In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

         24. HEADINGS. The descriptive headings of the Sections hereof and the Schedules hereto are inserted for convenience only and do not constitute a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                           DOTCOM LIMITED PARTNERSHIP


                           By:
                              -------------------------------------------------
                              Name:  Jack Riggs
                              Title: General Partner

                           BROADBANDNOW, INC.


                           By:
                              -------------------------------------------------
                              Name:  Matthew Hutchins, Sr.
                              Title: President and Chief Executive Officer